                                  EXHIBIT 23




                        Consent of Independent Auditors



We consent to the incorporation by reference in this Annual Report (Form 10-K) of Caliber System, Inc. of our report dated January 23, 1996, included in the 1995 Annual Report to Shareholders of Caliber System, Inc.

Our audits also included the financial statement schedule of Caliber System, Inc. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference of our report dated January 23, 1996, with respect to the consolidated financial statements incorporated herein by reference and our report included in the preceding paragraph, with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Caliber System, Inc., in the following Registration Statements and related Prospectuses:



REGISTRATION
  NUMBER         DESCRIPTION OF REGISTRATION STATEMENT        FILING DATE
--------------------------------------------------------------------------------
33-44502      Restricted Book Value Shares Plan for            December 12, 1991
              Roadway Services, Inc. and Certain Operating
              Companies - Form S-8

33-44757      Roadway Services, Inc. Nonemployee               December 31, 1991
              Directors' Stock Plan - Form S-8

33-52605      Roadway Services, Inc. Stock Savings and         March 10, 1994
              Retirement Income Plan and Trust - Form S-8

34-65449      Viking Financial Security Plan - Form S-8        December 28, 1995

34-65499      The Merrill Lynch, Pierce, Fenner & Smith        December 29, 1995
              Incorporated Special Prototype Profit Sharing
              Plan and Trust for Independent Contractors -
              Form S-3



                                                       ERNST & YOUNG LLP



Akron, Ohio
March 11, 1996